Exhibit 10.39

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THIRD AMENDMENT TO LEASE

THIRD AMENDMENT TO LEASE (this “Third Amendment”) dated as of this 2nd day of August, 2016 (the “Third Amendment Effective Date”) by and between BP BAY COLONY LLC, a Delaware limited liability company (“Landlord”), and TESARO, INC., a Delaware corporation (“Tenant”).

RECITALS

By Lease dated October 15, 2012 (the “Lease”), Landlord did lease to Tenant and Tenant did hire and lease from Landlord certain premises containing 23,814 square feet of rentable floor area in the building known as 1000 Winter Street, Waltham, Massachusetts (the “Building”) and consisting of (i) 13,576 rentable square feet located on the second (2nd) and third (3rd) floors of the Building (referred to collectively in the Lease as the “Original Premises”), and (ii) 10,238 rentable square feet located on the first (I’) floor of the Building (referred to in the Lease as the “Expansion Premises”).

By First Amendment to Lease dated as of January 6, 2014 (the “First Amendment”), Tenant yielded up the Expansion Premises, and Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 39,666 rentable square feet located on the second (2nd) floor of the Building (the “First Additional Premises”), upon the terms and conditions set forth in the First Amendment.

By Second Amendment to Lease dated as of April 23, 2015 (the “Second Amendment”), Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, certain additional premises containing 17,738 rentable square feet (the “Second Additional Premises”), consisting of (a) 10,238 square feet of rentable floor area located on the first floor of the Building (the “First Floor Second Additional Premises”), being the same space referred to above as the Expansion Premises and previously yielded up by Tenant pursuant to the First Amendment, and (b) 7,500 square feet of rentable floor area located on the third (3rd) floor of the Building (the “Third Floor Second  Additional Premises”) upon the terms and conditions set forth in the Second Amendment.

The Original Premises, as increased by the First Additional Premises and the Second Additional Premises, is hereinafter referred to as the “Existing Premises”, and contains a total of 70,980 square feet of rentable floor area (the “Rentable Floor Area of the Existing Premises”).

Tenant has determined to lease from Landlord upon the terms and conditions contained in this Third Amendment an additional 44,634 square feet of rentable floor area (the “Rentable Floor Area of the Third Additional Premises”), consisting of (a) 17,091 square feet of rentable floor area (the “Rentable Floor Area of the Second Floor Third Additional Premises”) located on the second floor of the Building, which space is shown on Exhibit A-1 attached hereto and made a part hereof (the “Second Floor Third Additional Premises”), and (b) 27,543 square feet of rentable floor area (the “Rentable Floor Area of the Third Floor Third Additional Premises”) located on the third (3rd) floor of the Building, which space is shown on Exhibit A-2 attached hereto and made a part hereof

(the “Third Floor Third Additional Premises”).  The Second Floor Third Additional Premises and the Third Floor Third Additional Premises are sometimes collectively referred to herein as the “Third Additional Premises”).

Subject to the terms and conditions set forth herein, Landlord and Tenant are entering into this instrument to set forth said leasing of the Third Additional Premises, to integrate the Third Additional Premises into the Lease and to amend the Lease, all as more particularly set forth in this Third Amendment.

NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant hereby agree to and with each other as follows:

1.         (A)      On the Second Floor Third Additional Premises Commencement Date (as hereinafter defined), the Second Floor Third Additional Premises shall constitute a part of the “Premises” demised to Tenant under the Lease, so that the Premises (as defined in the Lease) shall include both the Existing Premises and the Second Floor Third Additional Premises and shall contain a total of 88,071 square feet of rentable floor area.

(B)      On the Third Floor Third Additional Premises Commencement Date (as hereinafter defined), the Third Floor Third Additional Premises shall constitute a part of the “Premises” demised to Tenant under the Lease, so that the Premises (as defined in the Lease) shall include the Existing Premises, the Second Floor Third Additional Premises and the Third Floor Third Additional Premises and shall contain a total of 115,614 square feet of rentable floor area.

2.         (A)      The following definitions are added to Section 1.1 of the Lease:

Second Floor Third Additional Premises Commencement Date:	The Third Amendment Effective Date.
Third Floor Third Additional Premises Commencement Date:

Upon Substantial Completion of the Landlord’s Expansion Third Floor Work (as such terms are defined in Exhibit B).      Landlord agrees to use commercially reasonable efforts to achieve Substantial Completion of the Landlord’s Expansion Third Floor Work by January 1, 2017 (the “Target Delivery Date”).  If for any reason Landlord fails or is unable to tender possession of the Third Floor Third

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Additional Premises on or before the Target Delivery Date with the Landlord’s Expansion Third Floor Work Substantially Completed, then (A) Landlord shall not be in default hereunder or be liable for damages therefor, (B) the validity of the Lease and this Third Amendment shall not be affected or impaired thereby, (C) the Term shall not be extended on account thereof, and (D) Tenant shall accept possession of the Third Floor Third Additional Premises on the date Landlord tenders possession of the Third Floor Third Additional Premises to Tenant.

(B)      If Landlord shall have failed to Substantially Complete the Landlord’s Expansion Third Floor Work on or before April 1, 2017 (the “Outside Completion Date”) (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Landlord’s Force Majeure or Tenant Delay (without limiting Landlord’s other rights on account thereof)), Tenant shall have the right to terminate the Lease, as amended, solely as to the Third Floor Third Additional Premises by giving notice to Landlord of Tenant’s desire to do so before such completion and within the time period from the Outside Completion Date (as so extended) until the date which is thirty (30) days subsequent to the Outside Completion Date (as so extended); and, upon the giving of such notice, the lease of the Third Floor Third Additional Premises (and all rights related thereto) shall cease and come to an end without further liability or obligation on the part of either party unless, within thirty (30) days after receipt of such notice, Landlord Substantially Completes the Landlord’s Expansion Third Floor Work.  In the event of such termination, all calculations which include the square footage of the Third Floor Third Additional Premises, including without limitation, the Tenant Allowance and parking rights, shall be correspondingly reduced.

In addition, but only to the extent the foregoing termination right is not exercised, if Landlord shall have failed to Substantially Complete the Landlord’s Expansion Third Floor Work on or before the Outside Completion Date (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Landlord’s Force Majeure or Tenant Delay (without limiting Landlord’s other rights on account thereof)), the Annual Fixed Rent with respect to the Third Floor Third Additional Premises as set forth in Section 4(C) below shall be abated by one (1) day for each day beyond the Outside Completion Date (as so extended) that Landlord thus fails to

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Substantially Complete the Landlord’s Expansion Third Floor Work, such abatement to be applied commencing on the Third Floor Third Additional Premises Commencement Date.

(C)      Promptly following the occurrence of each of the Second Floor Third Additional Premises Commencement Date and the Third Floor Third Additional Premises Commencement Date, Landlord and Tenant hereby agree to execute a Commencement Date Agreement in the form attached as Exhibit E to the Lease to confirm each such date, provided, however, if Landlord or Tenant shall fail to execute said Agreement, the Second Floor Third Additional Premises Rent Commencement Date and the Third Floor Third Additional Premises Commencement Date, as applicable, shall be as reasonably determined in accordance with the terms hereof.

3.         The Term of the Lease for the Existing Premises, the Second Floor Third Additional Premises and the Third Floor Third Additional Premises shall be coterminous.  Accordingly, the definition of the “Term” as set forth in the Lease, as previously amended, is hereby further amended by deleting the definition therein set forth and substituting therefor the following:

Term:      (i)     As to the Original Premises, a period beginning on the Original Premises Commencement Date and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.

(ii)      As to the First Additional Premises, a period beginning on the Additional Premises Commencement Date and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.

(iii)      As to the First Floor Second Additional Premises, a period beginning on the First Floor Second Additional Premises Commencement Date and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.

(iv)      As to the Third Floor Second Additional Premises, a period beginning on the Third Floor Second Additional Premises Commencement Date and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.

(v)      As to the Second Floor Third Additional Premises, a period beginning on the Second Floor Third Additional Premises Commencement Date and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(vi)      As to the Third Floor Third Additional Premises, a period beginning on the Third Floor Third Additional Premises Commencement Date and ending on June 30, 2020, unless extended or sooner terminated as provided in the Lease.

4.         (A)      Annual Fixed Rent for the Existing Premises shall continue to be payable as set forth in the Lease through June 30, 2017, and commencing on July 1, 2017 and continuing through the expiration of the Lease Term, Annual Fixed Rent for the Existing Premises shall be payable at the annual rate of $[***] (being the product of (i) $[***] and (ii) the Rentable Floor Area of the Existing Premises (being 70,980 square feet)).

(B)      Commencing on the later of (i) August 1, 2016, or (ii) the Third Amendment Effective Date (the “Second Floor Third Additional Premises Rent Commencement Date”) and continuing through the expiration of the Lease Term, Annual Fixed Rent for the Second Floor Third Additional Premises shall be payable at the annual rate of $[***] (being the product of (i) $[***] and (ii) the Rentable Floor Area of the Second Floor Third Additional Premises (being 17,091 square feet)).

(C)      Commencing on the Third Floor Third Additional Premises Commencement Date and continuing through the expiration of the Lease Term, Annual Fixed Rent for the Third Floor Third Additional Premises shall be payable at the annual rate of $[***] (being the product of (i) $[***] and (ii) the Rentable Floor Area of the Third Floor Third Additional Premises (being 27,543 square feet)).

5.         (A)      For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease, Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease and Tenant payments for electricity (as determined pursuant to Sections 2.5 and 2.8 of the Lease) respecting the Second Floor Third Additional Premises, the “Rentable Floor Area of the Premises” shall be deemed to be the Rentable Floor Area of the Second Floor Third Additional Premises (being 17,091 square feet).

(B)      For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease, Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease and Tenant payments for electricity (as determined pursuant to Sections 2.5 and 2.8 of the Lease) respecting the Third Floor Third Additional Premises, the “Rentable Floor Area of the Premises” shall be deemed to be the Rentable Floor Area of the Third Floor Third Additional Premises (being 27,543 square feet).

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(C)      For the purpose of computing such payments with respect to the Existing Premises, the “Rentable Floor Area of the Premises” shall continue to be the Rentable Floor Area of the Existing Premises.

6.         (A)      For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease for the Second Floor Third Additional Premises commencing on the Second Floor Third Additional Premises Commencement Date, the definition of “Base Operating Expenses” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

BASE OPERATING EXPENSES:

With respect to the Second Floor Third Additional Premises, Landlord’s Operating Expenses (as defined in Section 2.6 of the Lease) for calendar year 2016, being the period from January 1, 2016 through December 31, 2016.

(B)      For the purposes of computing Tenant’s payments for operating expenses pursuant to Section 2.6 of the Lease for the Third Floor Third Additional Premises commencing on the Third Floor Third Additional Premises Commencement Date, the definition of “Base Operating Expenses” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

BASE OPERATING EXPENSES:

With respect to the Third Floor Third Additional Premises, Landlord’s Operating Expenses (as defined in Section 2.6 of the Lease) for calendar year 2017, being the period from January 1, 2017 through December 31, 2017.

(C)      Such definition, as previously amended, shall remain unchanged for such purposes with respect to the Existing Premises.

7.         (A)      For the purposes of computing Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease for the Second Floor Third Additional Premises commencing on the Second Floor Third Additional Premises Commencement Date, the definition of “Base Taxes” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

BASE TAXES:

With respect to the Second Floor Third Additional Premises, Landlord’s Tax Expenses (as defined in Section 2.7 of the Lease) for fiscal tax year 2017, being the period from July 1, 2016 through June 30, 2017.

(B)      For the purposes of computing Tenant’s payments for real estate taxes pursuant to Section 2.7 of the Lease for the Third Floor Third Additional Premises commencing on the Third Floor Third Additional Premises Commencement Date, the definition of “Base Taxes” contained in Section 1.1 of the Lease shall be supplemented by adding the following thereto:

BASE TAXES:

With respect to the Third Floor Third Additional Premises, Landlord’s Tax Expenses (as defined in Section 2.7 of the Lease) for fiscal tax year 2017, being the period from July 1, 2016 through June 30, 2017.

(C)      Such definition, as previously amended, shall remain unchanged with respect to the Existing Premises.

8.         Condition of Premises.

(A)      Existing Premises.  Subject to the performance of the Landlord’s Existing Third Floor Work (as defined in Exhibit C) to be performed therein, Tenant acknowledges than it is in possession of the Existing Premises and agrees to accept the Existing Premises in “as is” condition and Landlord shall have no obligation to perform any additions, alterations or demolition in the Existing Premises and Landlord shall have no responsibility for the installation or connection of Tenant’s telephone or other communications equipment or systems.

(B)      Second Floor Third Additional Premises.  Tenant agrees to accept the Second Floor Third Additional Premises in “as is” condition and Landlord shall have no obligation to perform any additions, alterations or demolition in the Second Floor Third Additional Premises and Landlord shall have no responsibility for the installation or connection of Tenant’s telephone or other communications equipment or systems.  Notwithstanding the foregoing, Landlord agrees to deliver the base Building systems serving the Second Floor Third Additional Premises in good working order and condition on the Second Floor Third Additional Premises Commencement Date.  Any alterations, additions or improvements to

-  7  -

Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Second Floor Third Additional Premises desired by Tenant shall be performed by Tenant, at its expense, in accordance with Section 5.12 and other applicable provisions of the Lease.

(C)      Third Floor Third Additional Premises.  Subject to the performance of Landlord’s Expansion Third Floor Work (as defined in Exhibit B) to be performed therein, Tenant agrees to accept the Third Floor Third Additional Premises in “as is” condition and Landlord shall have no obligation to perform any additions, alterations or demolition in the Third Floor Third Additional Premises and Landlord shall have no responsibility for the installation or connection of Tenant’s telephone or other communications equipment or systems.  Notwithstanding the foregoing, Landlord agrees to deliver the base building systems serving the Third Floor Third Additional Premises in good working order and condition on the Third Floor Third Additional Premises Commencement Date.

9.         Tenant’s Rights of First Offer

(A)      Subject to (i) the existing rights of any tenant of the Office Park under a lease dated prior to the Third Amendment Effective Date, and (ii) the right of Landlord to extend the term of the lease of any tenant (whether or not pursuant to rights under such tenant’s lease and whether or not such lease now exists (provided the applicable First Offer Space was previously offered to Tenant to the extent required under the terms of this Section 9 with respect to any lease entered into after the date of this Lease)), which rights shall be deemed prior to the rights of Tenant under this Section 9, and provided that at the time any portion of the applicable First Offer Space becomes available for leasing (i) there is no Event of Default and there have been no more than two (2) monetary Event of Default occurrences during the previous twelve (12) months of the Term, (ii) Tenant has not assigned this Lease or sublet more than twenty-five percent (25%) of the Premises (except for an assignment or subletting to a Permitted Transferee) and (iii) the Lease is still in full force and effect, Landlord agrees not to enter into a lease of each of the spaces identified in Exhibit D attached hereto (each a “First Office Space”) without first giving to Tenant an opportunity to lease each such space on the terms and conditions hereinafter provided.  If a First Office Space becomes available for reletting, Landlord shall notify Tenant of the availability of such space and shall advise Tenant of the annual fair market rent for such space as of the date when the same becomes so available for reletting (the “Annual Market Rent”) and other business terms upon which Landlord is willing to lease such space (the “Availability Notice”).

(B)      If Tenant wishes to exercise Tenant’s right of offer, Tenant shall do so, if at all, by giving Landlord notice within ten (10) business days after receipt of an Availability Notice, time being of the essence, either (i) specifying Tenant’s desire to lease such space on the

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

terms set forth in the Availability Notice, or (ii) requesting a broker determination of the “Prevailing Market Rent” for such space (the “First Offer Space Broker Determination”), to be made in the manner set forth in Exhibit E, and any such exercise shall be further subject to the provisions of subsection 9(E) below.

(C)      If Tenant timely shall give the notice specified in subsection 9(B)(i) hereinabove, the same shall constitute an agreement to enter into an amendment to this Lease to incorporate such space into the Premises within thirty (30) days thereafter, upon all of the same terms and conditions contained in the Lease, except for (i) the provisions of this Section 9, (ii) the Annual Fixed Rent for such space which shall be equal to the Annual Market Rent as quoted by the Availability Notice, (iii) Landlord shall have no obligation to provide to Tenant any construction allowance or the like or to perform any work to the First Offer Space except as expressly contained in the Availability Notice, and (iv) those provisions which are inconsistent with the terms of the Availability Notice.  If Tenant timely shall have given the notice specified in subsection 9(B) (ii) above requesting the First Offer Space Broker Determination, the same shall constitute an agreement to enter into an amendment to this Lease to incorporate such space into the Premises within thirty (30) days after the First Offer Space Broker Determination is completed, upon all of the same terms and conditions contained in this Lease, except for (i) the provisions of this Section 9, (ii) the Annual Fixed Rent for such space which shall be equal to the Prevailing Market Rent as determined by the First Offer Space Broker Determination (which may include annual increases if determined in accordance with the procedures set forth in the First Offer Space Broker Determination), (iii) Landlord shall have no obligation to provide to Tenant any construction allowance or the like or to perform any work to the First Offer Space except as expressly contained in the Availability Notice, but the First Offer Space Broker Determination shall take into account, and adjust its determination of the Prevailing Market Rent by the extent to which the then market tenant concessions (construction allowance, free rent, etc.) differ from those set forth in the Availability Notice, and (iv) those provisions which are inconsistent with the terms of the Availability Notice.

(D)      If Tenant shall not so exercise such right to lease such space within the period specified in subsection (B) above, or shall not execute an accurate amendment within the period specified in subsection (C) above, as applicable, time being of the essence, Landlord shall be free to enter into a lease or leases of such First Offer Space with another prospective tenant or tenants upon such terms and conditions as Landlord shall determine, which terms may include rights for options to extend the term or to expand the size of the premises under such lease or leases; provided however, Landlord agrees that Tenant shall have an on-going right of first offer with respect to the same to the extent such space after being leased, again becomes available for lease during the Term subject to the provisions of this Section 9 (and

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

subject to the right of Landlord to renew the lease of the tenant of such space whether or not pursuant to rights of such tenant under its lease).

(E)      To the extent any First Offer Space is offered to Tenant pursuant to an Availability Notice for a term which is contemplated to commence prior to August 1, 2017, then such Availability Notice shall contemplate and include a term for such First Office Space which is co-terminous with the Term, as the same may (or may not) be thereafter extended pursuant to Section 10 below.  To the extent any First Offer Space is offered to Tenant pursuant to the Availability Notice for a term which is contemplated to commence on or after August 1, 2017, then Tenant’s right to lease the same pursuant to subsection (B) above shall be contingent upon Tenant unconditionally committing to leasing such First Office Space for a term of three (3) years in Tenant’s exercise notice.  In the event the Term would expire for the then-existing Premises prior to such term of such First Offer Space, Tenant shall have the right, but not the obligation, to extend the Term of the then-existing Premises to be co-terminous with the applicable First Offer Space by expressly so stating in its exercise notice, but in no event shall such right of Tenant to extend the Term of the then-existing Premises apply to the extent the term of the applicable First Offer Space is contemplated to commence within twelve (12) months prior to the scheduled expiration date of the Term applicable to the then-existing Premises.  In the event Tenant has the right to, and Tenant so elects to, extend the Term of the then-existing Premises, the Annual Fixed Rent for the then-existing Premises for the period of such extension shall be Prevailing Market Rent determined in accordance with Exhibit E attached hereto, unless Landlord and Tenant agree on such Annual Fixed Rent in writing within ten (10) business days of receipt of Tenant’s exercise notice.  Notwithstanding the foregoing, Landlord shall have no obligation to deliver an Availability Notice with respect to any First Offer Space during the last twelve (12) months of the Term.

(F)      If Tenant shall exercise any such right of first offer and if, thereafter, the then occupant of the applicable First Office Space wrongfully fails to deliver possession of such space at the time when its tenancy is scheduled to expire, commencement of the term of Tenant’s occupancy and lease of such First Offer Space shall, in the event of such holding over by such occupant, be deferred until possession of the First Offer Space is delivered to Tenant.  The failure of the then occupant of such premises to so vacate, shall not give Tenant any right to terminate this Lease (as herein amended) or to deduct from, offset against or withhold Annual Fixed Rent or Additional Rent or other charges payable under this Lease or any portions thereof; provided however that Landlord shall use commercially reasonable efforts to end such holdover as soon as possible, including the commencement of appropriate eviction proceedings.

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.       Extension Option

(A)      On the conditions (which conditions Landlord may waive by written notice to Tenant) that both at the time of exercise of the option to extend and as of the commencement of the Extension Term (as defined below) (i) there exists no Event of Default and there have been no more than two (2) monetary Event of Default occurrences during the previous twelve (12) months of the Term, (ii) this Lease is still in full force and effect, and (iii) Tenant has neither assigned this Lease nor sublet more than twenty-five percent (25%) of the Premises (except for an assignment or subletting to a Permitted Transferee), Tenant shall have the right to extend the Term as to the entire Premises upon all the same terms, conditions, covenants and agreements herein contained (except for the Annual Fixed Rent which shall be adjusted during the option period as hereinbelow set forth) for one (1) period of five (5) years as hereinafter set forth.  The option period is sometimes herein referred to as the “Extension Term.” Notwithstanding any implication to the contrary Landlord has no obligation to make any additional payment to Tenant in respect of any construction allowance or the like or to perform any work to the Premises as a result of the exercise by Tenant of such option.

(B)      (i)      If Tenant desires to exercise the option to extend the Term, then Tenant shall give notice (the “Exercise Notice”) to Landlord, not earlier than twenty-four (24) months nor later than eighteen (18) months prior to the expiration of the Term (as it may have been previously extended pursuant to Section 9 above) exercising such option to extend.  Promptly after Landlord’s receipt of the Exercise Notice, Landlord shall provide Landlord’s quotation of a proposed Annual Fixed Rent for the Premises as of the commencement of the Extension Term, such quotation to be based upon the then use of the Premises in accordance with the terms of this Lease utilizing properties of a similar character within the Waltham Market (including premises within the Office Park if at the time of such quotation is requested such premises shall be available for rent (“Landlord’s Rent Quotation”).  If at the expiration of thirty (30) days after the date when Landlord provides such quotation to Tenant (the “Negotiation Period”), Landlord and Tenant have not reached agreement on a determination of an Annual Fixed Rent for the Extension Term and executed a written instrument extending the Term of this Lease pursuant to such agreement, then Tenant shall have the right, for fifteen (15) days following the expiration of the Negotiation Period, to make a request to Landlord for a broker determination (the “Broker Determination”) of the Prevailing Market Rent (as defined in Exhibit E) for the Extension Term, which Broker Determination shall be made in the manner set forth in Exhibit E.

(B)      (ii)      If Tenant timely shall have requested the Broker Determination, then the Annual Fixed Rent for the Extension Term shall be the Prevailing Market Rent as

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

determined by the Broker Determination.  If Tenant does not timely request the Broker Determination, then Annual Fixed Rent during the applicable Extension Term shall be equal to Landlord’s Rent Quotation.

(C)      Upon the giving of the Exercise Notice, this Lease and the Term hereof shall be extended for the Extension Term, without the necessity for the execution of any additional documents (except that Landlord and Tenant agree to enter into an instrument in writing setting forth the Annual Fixed Rent); and in such event all references herein to the Term or the term of this Lease shall be construed as referring to the Term, as so extended, unless the context clearly otherwise requires.  Notwithstanding anything herein contained to the contrary, in no event shall the Lease Term hereof be extended for more than five (5) years after the expiration of the Term hereof pursuant to this Section 10.

11.       Security Deposit.  Landlord and Tenant acknowledge that Tenant has delivered to Landlord a Security Deposit in the amount of $[***] under the Lease.  Concurrent with Tenant’s execution and delivery of this Third Amendment, Tenant shall deliver an additional security deposit in the amount of $[***] so that the “Security Deposit” required to be maintained by Tenant under the Lease shall be increased to $[***] to be held and utilized in accordance with Section 9.19 of the Lease.

12.       Signage.  In addition to the signage rights allocated to Tenant under the Lease, for so long as (i) Tenant directly leases and occupies a minimum of 80,000 square feet of rentable floor area in the Building, (ii) no Event of Default exists, and (iii) Tenant has not assigned this Lease or sublet more than twenty-five percent (25%) of the Premises (except for an assignment or subletting to a Permitted Transferee), Tenant shall be permitted to:

(A)      at Tenant’s expense, erect an exterior sign in the area of the north entrance to the Building containing Tenant’s name in a location substantially as shown on Exhibit F  attached hereto.  In addition, the design, proportions, method of installation, and color of such signage shall be subject to the prior reasonable approval of Landlord and shall be further subject to the requirements of the Zoning By-Law of the City of Waltham and any other applicable laws and to Tenant obtaining all necessary permits and approvals therefor.  Tenant acknowledges and agrees that, except as otherwise set forth in this Section, Tenant’s right to corporate signage on the Building pursuant to this Section is not on an exclusive basis and that Landlord may grant other tenants in the Complex the right to signage on the Site, provided, however that no other tenant shall be granted any exterior signage rights (and no other tenant shall be permitted to erect exterior signage) in the area of the north entrance to the Building for so long as the above conditions to such signage remain satisfied;

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(B)      have Landlord install, at Landlord’s expense, identity signage on the existing monument located at the main entrance to 1000 Winter Street, subject to Landlord’s reasonable prior approval as to the location, design, proportions, method of installation, and color of such signage and to the requirements of the Zoning By-Law of the City of Waltham and any other applicable laws and to Tenant obtaining all necessary permits and approvals therefor; and

(C)      have Landlord, at Landlord’s expense, enhance Tenant’s presence on the existing monument sign located at the 1000 Winter Street North entrance, subject to Landlord’s prior reasonable approval as to the location, design, proportions, method of installation, and color of such enhanced signage and to the requirements of the Zoning By-Law of the City of Waltham and any other applicable laws and to Tenant obtaining all necessary permits and approvals therefor.

(D)      In the event building and/or monument signage is erected pursuant to this Section 12 and the conditions set forth in the first paragraph of this Section 12 are no longer satisfied, Tenant agrees that, upon notice from Landlord, it shall remove the signage described in Section 12(A) above at Tenant’s expense and repair any damage caused by the installation or removal of such signage.

13.       Parking.

(A)      The Number of Parking Spaces allocated to Tenant under the Lease shall be increased from two hundred and twelve (212) to (i) two hundred and sixty-three (263) upon the Second Floor Third Additional Space Commencement Date, and (ii) increased to three hundred and forty-five (345) upon the Third Floor Third Additional Space Commencement Date (a rate of three (3) spaces per 1,000 square feet of Rentable Floor Area of the Premises).  Landlord shall use reasonable efforts to prevent tenants located at other buildings in the Office Park (including without limitation 1100 Winter Street) from parking in the parking areas dedicated to 1000 Winter Street.

(B)      In addition, Landlord agrees to use reasonable efforts to implement the installation of a solar canopy for additional covered parking on the garage serving the Building of similar design and quality to that at 950 Winter Street for the general use of the tenants of the Building, and in the event that Landlord is unable to implement the installation of such solar canopy by the date fifteen (15) months after the Third Amendment Effective Date, Landlord shall provide Tenant with ten (10) reserved parking spaces near the north entrance to the Building (the “Reserved Spaces”) with the exact location to be as reasonably agreed upon by Landlord and Tenant, in addition to the Number of Parking Spaces allocated to Tenant under subsection 13(A) above, until the earlier of (i) the expiration or earlier termination of

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Term, or (ii) the date on which Landlord is able to implement the installation of a solar canopy for additional covered parking on the garage serving the Building.  Landlord shall use reasonable efforts, by the use of signs and markings, to designate such spaces to be used exclusively by Tenant, however, Landlord shall not be otherwise obligated to police the use of the Reserved Spaces which Tenant recognizes is to be operated on a self-parking basis.

14.       Tenant acknowledges that the term under the Agreement for Use and Occupancy of Temporary Space (the “Agreement”) between Landlord and Tenant dated May 20, 2016, for a temporary space which comprises a portion of the Third Floor Third Additional Premises expires as of August 31, 2016, and that Tenant’s failure to vacate such space in accordance with the Agreement shall constitute a Tenant Delay.

15.       (A)      Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Third Amendment other than Transwestern and in the event any claim is made against Landlord relative to dealings by Tenant with brokers other than Transwestern, Tenant shall defend the claim against Landlord with counsel of Tenant’s selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

(B)      Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this Third Amendment other than Transwestern and in the event any claim is made against Tenant relative to dealings by Landlord with brokers other than Transwestern, Landlord shall defend the claim against Tenant with counsel of Landlord’s selection first approved by Tenant (which approval will not be unreasonably withheld) and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.

16.       Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

17.       Except as herein amended, the Lease, as previously amended, shall remain unchanged and in full force and effect.  All references to the “Lease” shall be deemed to be references to the Lease as amended by the First Amendment, the Second Amendment and as herein amended.

18.       Each of Landlord and Tenant hereby represents and warrants to the other that all necessary action has been taken to enter this Third Amendment and that the person signing this Third Amendment on its behalf has been duly authorized to do so.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

19.       The parties acknowledge and agree that this Third Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature.  Without limitation, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

[page ends here]

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTED as of the date and year first above written.

WITNESS	LANDLORD:

BP BAY COLONY LLC, a Delaware limited liability company

BY: BP BAY COLONY HOLDINGS LLC, a Delaware limited liability company, its sole member

BY: BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its member

BY: BOSTON PROPERTIES, INC., a Delaware Corporation, its general partner

	By:	/s/ David C. Provost
	Name:	David C. Provost
	Title:	SVP

WITNESS	TENANT:

TESARO INC., a Delaware corporation

	By:	/s/ Timothy R. Pearson
	Name:	Timothy R. Pearson
	Title:	EVP & CFO

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A-1

Second Floor Third Additional Premises

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A-2

Third Floor Third Additional Premises

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B

Work Agreement (Landlord’s Expansion Third Floor Work)

1.1       Landlord’s Expansion Third Floor Work.

(A)      Plans and Construction Process.

(1)      Preparation of the Plans.  Attached hereto as Exhibit B-1 is a space plan prepared by Visnick & Caufield (the “Architect”) dated April 21, 2016 with an associated Scope of Work document dated April 21, 2016 (collectively, the “Space Plan”) showing the initial conceptual rendering of the work to be performed by Landlord in the Third Floor Third Additional Premises as approved by Tenant.  No later than August 19, 2016 (the “Tenant Plans  Date”), Tenant shall deliver to Landlord the data and information required by Exhibit B-2 attached hereto for approval by Landlord (“Tenant’s  Submission”) for the work to be performed by Landlord to prepare the Third Floor Third Additional Premises (“Landlord’s Expansion Third Floor Work”).  Landlord’s approval shall not be unreasonably withheld or delayed; provided, however, that Landlord’s determination of matters relating to aesthetic issues relating solely to alterations or changes visible outside the Premises shall be in Landlord’s sole discretion.  Landlord shall cause to be prepared by the Architect a detailed floor plan layout together with working drawings (the “Plans”) containing at least the information contained in Tenant’s Submission and otherwise substantially consistent with the Space Plan; provided, however, Landlord shall have no responsibility for the installation or connection of Tenant’s computer, telephone, other communication equipment, systems or wiring.  Landlord agrees to respond to Tenant’s Submission within five (5) business days of receipt of the same.  As soon as practicable after the preparation of the Plans but no later than September 12, 2016 (subject to extension for Tenant Delay), Landlord shall furnish to Tenant a written statement of all costs of Landlord’s Expansion Third Floor Work.  In connection with the Landlord’s Expansion Third Floor Work, Landlord agrees to (i) use J. Calnan & Associates as the general contractor for the Landlord’s Expansion Third Floor Work at a management fee of 3% of the total costs of the Landlord’s Expansion Third Floor Work and general conditions fee of 5% of the total costs of the Landlord’s Expansion Third Floor Work, and (ii) requests bids for subcontracted trades where the value of the work to be performed for such trade is expected to exceed $100,000.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Landlord acknowledges and agrees that Landlord’s Expansion Third Floor Work shall include all necessary work, as reasonably determined by Landlord, to provide privacy to the Third Floor Third Additional Premises, including enclosing the atrium between the 3rd and 4th floors (the “Infill Work”), but the Infill Work shall be at Landlord’s sole cost and expense and the cost thereof shall not be deducted from the Tenant Allowance or included in the calculation of the Tenant Plan Excess Costs (as defined below).

(2)      Tenant Plan Excess Costs.  To the extent such costs exceed the Tenant Allowance set forth in Section 1.4 of this Work Agreement, such excess costs are hereinafter referred to as “Tenant Plan Excess Costs” and shall be paid by Tenant as Additional Rent in accordance with Section 1.5 of this Work Agreement.  Tenant shall notify Landlord in writing, within three (3) days of receipt by Tenant of Landlord’s statement of Tenant Plan Excess Costs, of either its approval thereof and its authorization to Landlord to proceed with Landlord’s Expansion Third Floor Work in accordance with the Plans, or changes in the Plans reasonably acceptable to Landlord.  In the event of the latter modification, Landlord shall, as soon as practicable after Landlord obtains price quotations for any changes in the Plans, quote to Tenant all changes in Tenant Plan Excess Costs resulting from said plan modifications.

(3)       Authorization to Proceed Date; Tenant Plans Date; Log Lead Item  Release Date.  Tenant shall, on or before September 16, 2016 (the “Authorization to Proceed Date”), give Landlord written authorization to proceed with Landlord’s Expansion Third Floor Work in accordance with the Plans (“Notice to Proceed”).  In addition, Tenant shall, on or before the Tenant Plans Date, execute and deliver to Landlord any affidavits and documentation required in order for Landlord to obtain all permits and approvals necessary for Landlord to commence and complete Landlord’s Expansion Third Floor Work on a timely basis (“Permit Documentation”).  Tenant shall, on or before the September 12, 2016 (the “Long Lead Item  Release Date”), give Landlord written authorization to proceed to purchase and/or contract for any items of work for which there is a long lead time in obtaining the materials therefor or which are specially or specifically manufactured, produced or milled for the work in or to the Premises and require additional time for receipt or installation (“Long Lead Items”) identified in Tenant’s Plans submitted prior to such date (“Long Lead  Notice”).  Notwithstanding the foregoing, Tenant acknowledges that (i) certain Long Lead Items may still delay completion of Landlord’s Expansion Third Floor Work and thus result in a Tenant Delay even if Tenant does authorize them on or before the Long Lead Item Release

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Date, and (ii) any Long Lead Items which are identified in Tenant’s Plans after the Long Lead Item Release Date may delay completion of Landlord’s Expansion Third Floor Work and thus result in a Tenant Delay.

(4)       Change Orders.  Tenant shall have the right, in accordance herewith, to submit for Landlord’s approval (not to be unreasonably withheld, conditioned or delayed) change proposals subsequent to the preparation of the Plans and Tenant’s approval of the Tenant Plan Excess Costs, if any (each, a “Change Proposal”).  Landlord agrees to respond to any such Change Proposal within such time as is reasonably necessary (taking into consideration the information contained in such Change Proposal) after the submission thereof by Tenant (but not later than ten (10) business days unless additional time is necessary due to the complexity of the requested change), advising Tenant of any anticipated increase in costs (“Change  Order Costs”) associated with such Change Proposal, which may include a construction management fee of 4%, as well as an estimate of any delay which would likely result in the completion of the Landlord’s Expansion Third Floor Work if a Change Proposal is made pursuant thereto (“Landlord’s Change Order Response”).  Tenant shall have the right to then approve or withdraw such Change Proposal within five (5) days after receipt of Landlord’s Change Order Response.  If Tenant fails to respond to Landlord’s Change Order Response within such five (5) day period, such Change Proposal shall be deemed withdrawn.  If Tenant approves such Change Proposal, then such Change Proposal shall be deemed a “Change  Order” hereunder and if the Change Order is made, then the Change Order Costs associated with the Change Order shall be deemed additions to the Tenant Plan Excess Costs and shall be paid in the same manner as Tenant Plan Excess Costs are paid as set forth in Section 1.5 of this Work Agreement.

(5)       Tenant Response to Requests for Information and Approvals.  Except to the extent that another time period is expressly herein set forth, Tenant shall respond to any request from Landlord, Landlord’s architect, Landlord’s contractor and/or Landlord’s Construction Representative (as defined below) for approvals or information in connection with Landlord’s Expansion Third Floor Work, within two (2) business days of Tenant’s receipt of such request.

(6)       Time of the Essence.  Time is of the essence in connection with Tenant’s obligations under this Section 1.1.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(B)      Tenant Delay.

(1)      A “Tenant Delay” shall be defined as the following:

(a)       Tenant’s failure to provide Tenant’s Submission to Landlord by the Tenant Plans Date or to give authorization to Landlord to proceed with Landlord’s Expansion Third Floor Work on or before the Authorization to Proceed Date or to provide all required Permit Documentation to Landlord on or before the Authorization to Proceed Date; or

(b)       Tenant’s failure timely to respond to any request from Landlord, Landlord’s architect, Landlord’s contractor and/or Landlord’s Construction Representative including, without limitation, within the time periods set forth in Section 1 .1(A)(5) above;

(c)       Tenant’s failure to pay the Tenant Plan Excess Costs in accordance with Section 1.5 of this Work Agreement;

(d)       Any delay due to items of work for which there is a long lead time in obtaining the materials therefor or which are specially or specifically manufactured, produced or milled for the work in or to the Premises and require additional time for receipt or installation;

(e)       Any delay due to changes, alterations or additions required or made by Tenant after the preparation of the Plans including, without limitation, Change Orders; or

(f)       Any other delays caused by Tenant, Tenant’s contractors, architects, engineers or anyone else engaged by Tenant in connection with the preparation of any portion of the Premises for Tenant’s occupancy, including, without limitation, utility companies and other entities furnishing communications, data processing or other service, equipment, or furniture.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(2)      Tenant Obligations with Respect to Tenant Delays.

(a)       Tenant covenants that no Tenant Delay shall delay the Third Floor Third Additional Premises Commencement Date or the obligation to pay Annual Fixed Rent or Additional Rent, regardless of the reason for such Tenant Delay or whether or not it is within the control of Tenant or any such employee.  Landlord’s Expansion Third Floor Work shall be deemed Substantially Completed as of the date when Landlord’s Expansion Third Floor Work would have been Substantially Completed but for any Tenant Delays, as determined by Landlord in the exercise of its good faith business judgment.

(b)       Tenant shall reimburse Landlord the amount, if any, by which the cost of Landlord’s Expansion Third Floor Work is increased as the result of any Tenant Delay.

(c)        Any amounts due from Tenant to Landlord under this Section 1.1(B)(2) shall be due and payable within thirty (30) days of billing therefor (except that amounts due in connection with Change Orders shall be paid as provided in Section 1.5), and shall be considered to be Additional Rent.  Nothing contained in this Section 1.1(B)(2) shall limit or qualify or prejudice any other covenants, agreements, terms, provisions and conditions contained in the Lease.

(C)      Substantial Completion of Landlord’s Expansion Third Floor Work.

(1)       Landlord’s Obligations.  Subject to Tenant Delays and delays to the extent due to Force Majeure, as defined in Section 6.1 of the Lease, Landlord shall use reasonable speed and diligence to have Landlord’s Expansion Third Floor Work Substantially Completed on or before the Target Delivery Date, but (except as expressly set forth in Section 2(B) of the Third Amendment) Tenant shall have no claim against Landlord for failure so to complete construction of Landlord’s Expansion Third Floor Work.

(2)       Definition of Substantial Completion.  The Landlord’s Expansion Third Floor Work shall be treated as having reached Substantial Completion for purposes of Section 2(A) of the Third Amendment on the later of:

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)       The date on which Landlord’s Expansion Third Floor Work has been completed (or would have been completed except for Tenant Delays) except for items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Tenant’s use of the Premises (i.e. so-called “punch list” items), or

(b)       The date when permission has been obtained from the applicable governmental authority, to the extent required by law, for occupancy by Tenant of the Third Floor Third Additional Premises for the Permitted Use, unless the failure to obtain such permission is due to a Tenant Delay.

In the event of any dispute as to the date on which Landlord’s Expansion Third Floor Work has reached Substantial Completion, the reasonable determination of the Architect as to such date shall be deemed conclusive and binding on both Landlord and Tenant.

(3)       Incomplete Work.  Landlord shall complete as soon as conditions practically (but in no event later than thirty (30) days following Substantial Completion except with respect to Long Lead Items) permit any incomplete items of Landlord’s Expansion Third Floor Work, and Tenant shall cooperate with Landlord in providing reasonable access as may be required to complete such work in a normal manner.

(4)        Early Access by Tenant.  Landlord shall permit Tenant access for installing Tenant’s trade fixtures, systems, furniture, computer, telephone, and other communications systems, equipment and wiring in portions of the Third Floor Third Additional Premises prior to Substantial Completion as and when reasonably determined by Landlord when it can be done without material interference with remaining work or with the maintenance of harmonious labor relations.  Any such access by Tenant shall be at upon all of the terms and conditions of the Lease (other than the payment of Annual Fixed Rent) and shall be at Tenant’s sole risk, and Landlord shall not be responsible for any injury to persons or damage to property resulting from such early access by Tenant.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(5)       Prohibition on Access by Tenant Prior to Actual Substantial Completion.  If, prior to the date that Landlord’s Expansion Third Floor Work is in fact actually Substantially Complete, the Landlord’s Expansion Third Floor Work is deemed to be substantially complete as a result of a Tenant Delay (i.e. and the Third Floor Third Additional Premises Commencement Date has therefor occurred), Tenant shall not (except with Landlord’s consent) be entitled to take possession of the Third Floor Third Additional Premises for the Permitted Use until the Premises are in fact actually substantially complete.

1.2       Landlord’s Third Floor Work.  Landlord’s Expansion Third Floor Work (as defined in this Exhibit B) and Landlord’s Existing Premises Work (as defined in Exhibit C below) are collectively referred to as the “Landlord’s Third Floor Work”.

1.3       Quality and Performance of Work

All construction work required or permitted hereunder by or on behalf of Landlord or Tenant shall be done in a good and workmanlike manner and in compliance with Legal Requirements and all Insurance Requirements.  All of Tenant’s work shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations.  Each party may inspect the work of the other at reasonable times and shall promptly give notice of observed defects.  Each party authorizes the other to rely in connection with design and construction upon approval and other actions on the party’s behalf by Tim Pearson with respect to Tenant (“Tenant’s Construction Representative”) and Luke Bowen with respect to Landlord (“Landlord’s Construction Representative”) or any person hereafter designated in substitution or addition by notice to the party relying.  Except to the extent to which Tenant shall have given Landlord notice of respects in which Landlord has not performed Landlord’s construction obligations under this Work Agreement (if any) not later than the end of the eleventh (111h) full calendar month next beginning after the Third Floor Third Additional Premises Commencement Date, Tenant shall be deemed conclusively to have approved Landlord’s construction and shall have no claim that Landlord has failed to perform any of Landlord’s obligations under this Work Agreement (if any).  Landlord agrees to correct or repair at its expense items which are then incomplete or do not conform to the work contemplated under the Plans and as to which, in either case, Tenant shall have given notice to Landlord, as aforesaid.

1.4       Special Allowance

Landlord shall provide to Tenant a special allowance equal to $[***] being the product of (i) $[***] and (ii) the Rentable Floor Area of the Premises (the “Tenant Allowance”).  The Tenant Allowance shall be used and applied by Landlord solely on account of the cost of

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Landlord’s Third Floor Work.  In no event shall Landlord’s obligations to pay or reimburse Tenant for any of the costs of Landlord’s Third Floor Work exceed the total Tenant Allowance.  Notwithstanding the foregoing, Landlord shall be under no obligation to apply any portion of the Tenant Allowance for any purposes other than as provided in this Section 1.4 and in Section 1.4 of Exhibit C below.  In addition, in the event that there is an Event of Default under the Lease, Landlord shall have no further obligation to fund any portion of the Tenant Allowance.  Further, the Tenant Allowance shall only be applied towards the cost of Landlord’s Third Floor Work, and if the Tenant Allowance is not consumed by the costs of Landlord’s Third Floor Work, then to the Special Costs to the extent provided below.  In no event shall Landlord be required to make application of any portion of the Tenant Allowance towards Tenant’s personal property, trade fixtures or moving expenses or on account of any supervisory fees, overhead, management fees or other payments to Tenant, or any partner or affiliate of Tenant except as expressly provided in below in this Section 1.4.  In the event that the costs of Landlord’s Third Floor Work are less than the Tenant Allowance, Tenant shall not be entitled to any payment or credit, nor shall there be any application of the same toward Annual Fixed Rent or Additional Rent owed by Tenant under the Lease.

To the extent the Tenant Allowance is not entirely expended towards the costs of the Landlord’s Third Floor Work, as finally determined by Landlord, it is understood and agreed that Tenant may utilize up to a maximum of $[***] (the “Cap Amount”) of the Tenant Allowance towards costs associated with design and engineering of Landlord’s Third Floor Work (collectively, the “Special Costs”), but not the cost of any of Tenant’s personal property, trade fixtures, trade equipment or any so-called soft costs; provided, however, that Tenant submits paid invoices, lien waivers and any other information or documentation reasonably requested by Landlord with respect to such Special Costs, to Landlord on or before the one year anniversary of the Third Floor Third Additional Premises Commencement Date.

Further, to the extent the Tenant Allowance is not entirely expended towards the costs of the Landlord’s Third Floor Work, as finally determined by Landlord, and/or the Special Costs (the “Remaining Allowance”), it is understood and agreed that Tenant may utilize the Remaining Allowance towards the cost of other alterations and additions to the Premises performed by Tenant (the “Additional Alterations”), provided (A) Tenant has performed and completed the Additional Alterations in accordance with the terms of the Lease, (B) has paid for all of such Additional Alterations in full and has delivered to Landlord lien waivers from all persons who might have a lien as a result of such work, (C) has delivered to Landlord a certificate specifying the cost of such Additional Alterations and identifying all contractors, subcontractors and suppliers involved with such work, together with evidence of such cost in the form of paid invoices, receipts and the like, (D) has delivered to Landlord a final set of record drawings for such Additional Alterations, (E) has satisfied the requirements of (A)

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

through (D) and made request for such payment (not to exceed the Remaining Allowance) on or before the one year anniversary of the Third Floor Additional Premises Commencement Date, and (F) there is no Event of Default by Tenant.  For the purposes hereof, the cost to be so reimbursed by Landlord shall include the cost of constructing the Additional Alterations but not the cost of any of Tenant’s personal property, trade fixtures or trade equipment or any so-called soft costs.

Notwithstanding the foregoing, Landlord shall be under no obligation to apply any portion of the Tenant Allowance for any purposes other than as provided in this Work Agreement and the Work Agreement attached hereto as Exhibit C, nor shall Landlord be deemed to have assumed any obligations, in whole or in part, of Tenant to any of Tenant’s contractors, subcontractors, suppliers, workers or materialmen.  Further, in no event shall Landlord be required to make application of any portion of the Tenant Allowance on account of any supervisory fees, overhead, management fees or other payments to Tenant, or any partner or affiliate of Tenant, or to apply the same toward Annual Fixed Rent or Additional Rent owed by Tenant under the Lease.

1.5       Payment of Tenant Plan Excess Costs

To the extent, if any, that there are Tenant Plan Excess Costs, subject to Section 1.6 below, Tenant shall pay Landlord, as Additional Rent, fifty percent (50%) of the Tenant Plan Excess Costs prior to the commencement of Landlord’s Expansion Third Floor Work, with the balance of the Tenant Plan Excess Costs due upon Substantial Completion of Landlord’s Expansion Third Floor Work.

1.6       Construction Rent

(A)      To the extent, if any, that there are Tenant Plan Excess Costs, Tenant shall have the right to elect to pay Landlord, as Additional Rent, up to $[***] of the Tenant Plan Excess Costs (being the product of (i) $[***] and (ii) the Rentable Floor Area of the Premises) (the “Amortization Amount”) as provided in the following paragraph of this Section 1.6; provided Tenant notifies Landlord of such election at the time the initial payment of the Tenant Plan Excess Costs is due in accordance with Section 1.5 above, which election shall notify Landlord of the portion of the Tenant Plan Excess Costs which Tenant desires to pay in accordance with this Section 1.6 (not to exceed $[***]).  To the extent the amount elected by Tenant to be included in the Amortization Amount is less than $[***], Tenant may include the Tenant Existing Premises Plan Excess Costs (as defined in Exhibit C below) provided (i) such election is made by Tenant at the time the initial payment of the Tenant Existing Premises Plan Excess Costs is due in accordance with Section 1.5 of Exhibit B below, and (ii) the total amount included in the Amortization Amount does not exceed

-  29  -

Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

$[***], and any amount which is so added to the Amortization Amount shall be retroactively paid on a proportionate basis to the extent Monthly Improvement Cost Payments have commenced prior to such election pursuant to the following paragraph, and thereafter the Monthly Improvement Cost Payments shall be correspondingly adjusted to account for such addition to the Amortization Amount.

Tenant shall reimburse Landlord, as Additional Rent, for the Amortization Amount amortized on a straight-line basis over forty-two (42) months at an interest rate of eight percent (8%) per annum in equal monthly payments (“Monthly Improvement Cost Payments”) payable on the first day of each month following the Third Floor Third Additional Premises Commencement Date (provided that if the Third Floor Third Additional Premises Commencement Date is the first day of a month such payments shall commence on the Third Floor Third Additional Premises Commencement Date) in the same manner as provided in the Lease for the payment of Annual Fixed Rent.

Neither the Amortization Amount nor the Monthly Improvement Cost Payments shall be abated or reduced for any reason whatsoever (including, without limitation, untenantability of the Premises or termination of the Lease), and should the Term end prior to the full payment of the Amortization Amount with interest, Tenant shall pay any outstanding amount on the last day of the Term.  Without limiting the foregoing, the rent abatement provisions of the Lease shall not apply to the Amortization Amount or the Monthly Improvement Cost Payments.  Since the payment of the Amortization Amount represents a reimbursement to Landlord of costs which Landlord will incur in connection with the construction of the Landlord’s Third Floor Work, if there is any default (beyond the expiration of any applicable grace periods) of any of Tenant’s obligations under the Lease (including, without limitation, its obligation to pay the Monthly Improvement Cost Payments) or if the term of the Lease is terminated for any reason whatsoever prior to the expiration of the term of the Lease, Tenant shall pay to Landlord, immediately upon demand, the unamortized balance of the Amortization Amount.  Tenant’s obligation to pay the unamortized balance of the Amortization Amount shall be in addition to all other rights and remedies which Landlord has based upon any default of Tenant under the Lease, and Tenant shall not be entitled to any credit or reduction in such payment based upon amounts collected by Landlord from reletting the Premises after the default of Tenant.

(B)      To the extent the Tenant Allowance is not fully exhausted towards the costs of the Landlord’s Third Floor Work, the Special Costs and the Additional Alterations as provided in this Exhibit B (the “Excess Allowance”), Tenant shall have the right to elect to reduce the Annual Fixed Rent on the Premises by the lesser of (i) the Excess Allowance, or (ii) $[***] (being the product of (i) $[***] and (ii) the Rentable Floor Area of the Premises) (the “Reduction Amortization Amount”) as provided in the final paragraph of this Section 1.6;

-  30  -

Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

provided Tenant notifies Landlord of such election at the time the initial payment of the Tenant Plan Excess Costs is due in accordance with Section 1.5 above, which election shall notify Landlord of the portion of the Excess Allowance which Tenant desires to have apply to the reduction in Annual Fixed Rent in accordance with this Section 1.6 (not to exceed $[***]).

Landlord shall apply the Reduction Amortization Amount amortized on a straight-line basis over forty-two (42) months at an interest rate of eight percent (8%) per annum in equal monthly payments (“Monthly Annual Fixed Rent Reduction”) beginning on the first day of each month following the Third Floor Third Additional Premises Commencement Date (provided that if the Third Floor Third Additional Premises Commencement Date is the first day of a month such application of the Monthly Annual Fixed Rent Reduction shall commence on the Third Floor Third Additional Premises Commencement Date).  If requested by Landlord, Tenant shall enter into an amendment of the Lease reflecting the adjustment of Annual Fixed Rent in accordance with this Section.

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B-1

Third Floor Expansion Premises Space Plan

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TESARO™

1000 WINTER STREET
FLOOR 3
WALTHAM, MA

4.21.16
FIT PLAN #5
PROJECT # 2016.118

STAFF REQUIREMENTS	
DESIGNATION	PRVD'D
WORKSTATION (6X8)	80
EXECUTIVE ADMIN (8X8)	2
EXECUTIVE OFFICE	6
ASSOCIATE OFFICE	15
RECEPTIONIST	2
TOTAL STAFF	105

SUPPORT REQUIREMENTS	
SPACE USE	PRVD'D
BOARD ROOM	1
LG. CONFERENCE	1
MD. CONFERENCE	4
SM. CONFERENCE	2
PHONE	6
INTERVIEW (4) PEOPLE	5
MEET (4) PEOPLE	1
COFFEE	3
COPY	3
STORAGE	5
SERVER	2
LIBRARY / STUDY	1
IDF	1
WELLNESS ROOM	1
CENTRAL SUPPLY	1

VISNICK & CAULFIELD
ARCHITECTURE & DESIGN

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B-2

Tenant Plan and Work Drawing Requirements for Third Floor Expansion Premises

1.         Floor plan indicating location of partitions and doors (details required of partition and door types).

2.         Location of standard electrical convenience outlets and telephone outlets.

3.         Location and details of special electrical outlets; (e.g. Xerox), including voltage, amperage, phase and NEMA configuration of outlets.

4.         Reflected ceiling plan showing layout of standard ceiling and lighting fixtures.  Partitions to be shown lightly with switches located indicating fixtures to be controlled.

5.         Locations and details of special ceiling conditions, lighting fixtures, speakers, etc.

6.         Location and heat load in BTU/Hr. of all special air conditioning and ventilating requirements and all necessary HVAC mechanical drawings.

7.         Location and details of special structural requirements, e.g., slab penetrations and areas with floor loadings exceeding a live load of 70 lbs./s.f.

8.         Locations and details of all plumbing fixtures; sinks, drinking fountains, etc.

9.         Location and specifications of floor coverings, e.g., vinyl tile, carpet, ceramic tile, etc.

10.       Finish schedule plan indicating wall covering, paint or paneling with paint colors referenced to standard color system.

11.       Details and specifications of special millwork, glass partitions, rolling doors and grilles, blackboards, shelves, etc.

12.       Hardware schedule indicating door number keyed to plan, size, hardware required including butts, latchsets or locksets, closures, stops, and any special items such as thresholds, soundproofing, etc.  Keying schedule is required.

13.       Verified dimensions of all built-in equipment (file cabinets, lockers, plan files, etc.).

14.       Location of any special soundproofing requirements.

-  34  -

Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.       All drawings to be uniform size (30” X 42”) and shall incorporate the standard project electrical and plumbing symbols and be at a scale of 1/8” = 1’ or larger.

16.       Drawing submittal shall include the appropriate quantity required for Landlord to file for permit along with four half size sets and one full size set for Landlord’s review and use.

17.         Provide all other information necessary to obtain all permits and approvals for Landlord’s Expansion Third Floor Work.

18.         Upon completion of the Landlord’s Work, Tenant shall provide Landlord with two hard copies and one CAD file of all updated architectural and mechanical drawings to reflect all project sketches and changes.

-  35  -

Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit C

Work Agreement (Landlord’s Existing Premises Third Floor Work)

1.1       Landlord’s Existing_ Premises Third Floor Work.

(A)       Plans and Construction Process.

(1)       Preparation of the Plans.  Attached hereto as Exhibit C-1 is a space plan prepared by the Architect dated April 21, 2016 with an associated Scope of Work document dated April 21, 2016 (collectively, the “Existing Premises Space Plan”) showing the initial conceptual rendering of the work to be performed by Landlord on the third floor of the Building in a portion of the Existing Premises (the “Existing Premises Work Area”) as approved by Tenant.  No later than September 9, 2016 (the “Tenant Existing Premises  Plans Date”), Tenant shall deliver to Landlord the data and information required by Exhibit B-2 attached hereto for approval by Landlord (“Tenant’s Existing Premises Submission”) for the work to be performed by Landlord in the Existing Premises Work Area (“Landlord’s Existing Premises Third Floor Work”).  Landlord’s approval shall not be unreasonably withheld or delayed; provided, however, that Landlord’s determination of matters relating to aesthetic issues relating solely to alterations or changes visible outside the Premises shall be in Landlord’s sole discretion.  Landlord shall cause to be prepared by the Architect a detailed floor plan layout together with working drawings (the “Existing Premises Plans”) containing at least the information contained in Tenant’s Existing Premises Submission and otherwise substantially consistent with the Existing Premises Space Plan; provided, however, Landlord shall have no responsibility for the installation or connection of Tenant’s computer, telephone, other communication equipment, systems or wiring.  Landlord agrees to respond to Tenant’s Existing Premises Submission within five (5) business days of receipt of the same.  As soon as practicable after the preparation of the Existing Premises Plans but no later than November 8, 2016 (subject to extension for Tenant Delay), Landlord shall furnish to Tenant a written statement of all costs of Landlord’s Existing Premises Third Floor Work.  In connection with the Landlord’s Existing Premises Third Floor Work, Landlord agrees to (i) use J. Calnan & Associates as the general contractor for the Landlord’s Existing Premises Third Floor Work at a management fee of 3% of the total costs of the Landlord’s Existing Premises Third Floor

-  36  -

Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Work and general conditions fee of 5% of the total costs of the Landlord’s Existing Premises Third Floor Work, and (ii) requests bids for subcontracted trades where the value of the work to be performed for such trade is expected to exceed $100,000.

(2)       Tenant Plan Excess Costs.  To the extent such costs exceed the remaining available portion of the Tenant Allowance set forth in Section 1.4 of Exhibit B (as reasonably determined by Landlord), such excess costs are hereinafter referred to as “Tenant Existing Premises Plan Excess Costs” and shall be paid by Tenant as Additional Rent in accordance with Section 1.5 of this Work Agreement.  Tenant shall notify Landlord in writing, within three (3) days of receipt by Tenant of Landlord’s statement of Tenant Existing Premises Plan Excess Costs, of either its approval thereof and its authorization to Landlord to proceed with Landlord’s Existing Premises Third Floor Work in accordance with the Existing Premises Plans, or changes in the Existing Premises Plans reasonably acceptable to Landlord.  In the event of the latter modification, Landlord shall, as soon as practicable after Landlord obtains price quotations for any changes in the Existing Premises Plans, quote to Tenant all changes in Tenant Existing Premises Plan Excess Costs resulting from said plan modifications.

(3)        Authorization to Proceed Date; Tenant Existing Premises Plans Date; Long Lead Item Release Date.  Tenant shall, on or before November 15, 2016 (the “Existing Premises Authorization to Proceed Date”), give Landlord written authorization to proceed with Landlord’s Existing Premises Third Floor Work in accordance with the Existing Premises Plans (“Existing Premises Notice to Proceed”).  In addition, Tenant shall, on or before the Tenant Existing Premises Plans Date, execute and deliver to Landlord any affidavits and documentation required in order for Landlord to obtain all permits and approvals necessary for Landlord to commence and complete Landlord’s Existing Premises Third Floor Work on a timely basis (“Existing Premises Permit Documentation”).  Tenant shall, on or before the November 15, 2016 (the “Existing Premises Long Lead Item Release Date”), give Landlord written authorization to proceed to purchase and/or contract for any items of work for which there is a long lead time in obtaining the materials therefor or which are specially or specifically manufactured, produced or milled for the work in or to the Premises and require additional time for receipt or installation (“Existing Premises Long Lead Items”) identified in Tenant’s Existing Premises Plans submitted prior to such date (“Existing Premises Long Lead Notice”).  Notwithstanding the foregoing, Tenant acknowledges that (i) certain Existing Premises Long Lead Items may still delay completion

-  37  -

Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of Landlord’s Existing Premises Third Floor Work and thus result in a Tenant Delay even if Tenant does authorize them on or before the Existing Premises Long Lead Item Release Date, and (ii) any Existing Premises Long Lead Items which are identified in Tenant’s Existing Premises Plans after the Existing Premises Long Lead Item Release Date may delay completion of Landlord’s Existing Premises Third Floor Work and thus result in a Tenant Delay.

(4)       Existing Premises Change Orders.  Tenant shall have the right, in accordance herewith, to submit for Landlord’s approval (not to be unreasonably withheld, conditioned or delayed) change proposals subsequent to the preparation of the Existing Premises Plans and Tenant’s approval of the Tenant Existing Premises Plan Excess Costs, if any (each, a “Existing Premises Change Proposal”).  Landlord agrees to respond to any such Existing Premises Change Proposal within such time as is reasonably necessary (taking into consideration the information contained in such Existing Premises Change Proposal) after the submission thereof by Tenant (but not later than ten (10) business days unless additional time is necessary due to the complexity of the requested change), advising Tenant of any anticipated increase in costs (“Existing Premises Change Order Costs”) associated with such Existing Premises Change Proposal, which may include a construction management fee of 4%, as well as an estimate of any delay which would likely result in the completion of the Landlord’s Existing Premises Third Floor Work if an Existing Premises Change Proposal is made pursuant thereto (“Landlord’s Existing Premises Change Order Response”).  Tenant shall have the right to then approve or withdraw such Existing Premises Change Proposal within five (5) days after receipt of Landlord’s Existing Premises Change Order Response.  If Tenant fails to respond to Landlord’s Existing Premises Change Order Response within such five (5) day period, such Existing Premises Change Proposal shall be deemed withdrawn.  If Tenant approves such Existing Premises Change Proposal, then such Existing Premises Change Proposal shall be deemed a “Existing Premises Change Order” hereunder and if the Existing Premises Change Order is made, then the Existing Premises Change Order Costs associated with the Existing Premises Change Order shall be deemed additions to the Tenant Existing Premises Plan Excess Costs and shall be paid in the same manner as Tenant Existing Premises Plan Excess Costs are paid as set forth in Section 1.5 of this Work Agreement.

-  38  -

Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(5)       Tenant Response to Requests for Information and Approvals.  Except to the extent that another time period is expressly herein set forth, Tenant shall respond to any request from Landlord, Landlord’s architect, Landlord’s contractor and/or Landlord’s Construction Representative (as defined below) for approvals or information in connection with Landlord’s Existing Premises Third Floor Work, within two (2) business days of Tenant’s receipt of such request.

(6)       Time of the Essence.  Time is of the essence in connection with Tenant’s obligations under this Section 1.1.

(B)      Tenant Delay.

(1)      A “Tenant Delay” shall be defined as the following:

(a)      Tenant’s failure to provide Tenant’s Existing Premises Submission to Landlord by the Tenant Existing Premises Plans Date or to give authorization to Landlord to proceed with Landlord’s Existing Premises Third Floor Work on or before the Existing Premises Authorization to Proceed Date or to provide all required Existing Premises Permit Documentation to Landlord on or before the Existing Premises Authorization to Proceed Date; or

(b)       Tenant’s failure timely to respond to any request from Landlord, Landlord’s architect, Landlord’s contractor and/or Landlord’s Construction Representative including, without limitation, within the time periods set forth in Section 1. 1 (A)(5) above;

(c)       Tenant’s failure to pay the Tenant Existing Premises Plan Excess Costs in accordance with Section 1.5 of this Work Agreement;

(d)       Any delay due to items of work for which there is a long lead time in obtaining the materials therefor or which are specially or specifically manufactured, produced or milled for the work in or to the Premises and require additional time for receipt or installation;

-  39  -

Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)       Any delay due to changes, alterations or additions required or made by Tenant after the preparation of the Existing Premises Plans including, without limitation, Existing Premises Change Orders; or

(f)        Any other delays caused by Tenant, Tenant’s contractors, architects, engineers or anyone else engaged by Tenant in connection with the preparation of any portion of the Premises for Tenant’s occupancy, including, without limitation, utility companies and other entities furnishing communications, data processing or other service, equipment, or furniture.

(2)      Tenant Obligations with Respect to Tenant Delays.

(a)       Tenant covenants that no Tenant Delay shall delay the obligation to pay Annual Fixed Rent or Additional Rent, regardless of the reason for such Tenant Delay or whether or not it is within the control of Tenant or any such employee.  Landlord’s Existing Premises Third Floor Work shall be deemed Substantially Completed as of the date when Landlord’s Existing Premises Third Floor Work would have been Substantially Completed but for any Tenant Delays, as determined by Landlord in the exercise of its good faith business judgment.

(b)       Tenant shall reimburse Landlord the amount, if any, by which the cost of Landlord’s Existing Premises Third Floor Work is increased as the result of any Tenant Delay.

(c)       Any amounts due from Tenant to Landlord under this Section 1.1(B)(2) shall be due and payable within thirty (30) days of billing therefor (except that amounts due in connection with Existing Premises Change Orders shall be paid as provided in Section 1.5), and shall be considered to be Additional Rent.  Nothing contained in this Section 1.1(B)(2) shall limit or qualify or prejudice any other covenants, agreements, terms, provisions and conditions contained in the Lease.

-  40  -

Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(C)      Substantial Completion of Landlord’s Existing Premises Third Floor Work.

(1)       Landlord’s Obligations.  Subject to Tenant Delays and delays to the extent due to Force Majeure, as defined in Section 6.1 of the Lease, Landlord shall use reasonable speed and diligence to have Landlord’s Existing Premises Third Floor Work Substantially Completed on or before the date ninety (90) days after the later of (i) the Third Floor Third Additional Premises Commencement Date, and (ii) the date Tenant vacates the Existing Premises Work Area in accordance with Section 1.2 below, but Tenant shall have no claim against Landlord for failure so to complete construction of Landlord’s Existing Premises Third Floor Work.

(2)        Definition of Substantial Completion.  The Landlord’s Existing Premises Third Floor Work shall be treated as having reached Substantial Completion on the later of:

(a)       The date on which Landlord’s Existing Premises Third Floor Work has been completed (or would have been completed except for Tenant Delays) except for items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Tenant’s use of the Premises (i.e. so-called “punch list” items), or

(b)       The date when permission has been obtained from the applicable governmental authority, to the extent required by law, for occupancy by Tenant of the Existing Premises Work Area for the Permitted Use, unless the failure to obtain such permission is due to a Tenant Delay.

In the event of any dispute as to the date on which Landlord’s Existing Premises Third Floor Work has reached Substantial Completion, the reasonable determination of the Architect as to such date shall be deemed conclusive and binding on both Landlord and Tenant.

(3)       Incomplete Work.  Landlord shall complete as soon as conditions practically (but in no event later than thirty (30) days following Substantial Completion except with respect to Existing Premises Long Lead Items) permit any incomplete items of Landlord’s Existing Premises Third Floor Work, and Tenant shall cooperate with Landlord in providing reasonable access as may be required to complete such work in a normal manner.

-  41  -

Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(4)       Early Access by Tenant.  Landlord shall permit Tenant access for installing Tenant’s trade fixtures, systems, furniture, computer, telephone, and other communications systems, equipment and wiring in portions of the Existing Premises Work Area prior to Substantial Completion as and when reasonably determined by Landlord when it can be done without material interference with remaining work or with the maintenance of harmonious labor relations.  Any such access by Tenant shall be at upon all of the terms and conditions of the Lease (other than the payment of Annual Fixed Rent) and shall be at Tenant’s sole risk, and Landlord shall not be responsible for any injury to persons or damage to property resulting from such early access by Tenant.

(5)       Prohibition on Access by Tenant Prior to Actual Substantial Completion.  If, prior to the date that Landlord’s Existing Premises Third Floor Work is in fact actually Substantially Complete, the Landlord’s Existing Premises Third Floor Work is deemed to be substantially complete as a result of a Tenant Delay, Tenant shall not (except with Landlord’s consent) be entitled to take possession of the Existing Premises Work Area for the Permitted Use until the Landlord’s Existing Premises Third Floor Work is in fact actually substantially complete.

1.2       Landlord Access to Existing Premises and Performance of Landlord’s Existing Premises Third Floor Work

Landlord and Tenant acknowledge and agree that the Landlord’s Expansion Third Floor Work (as defined in Exhibit B above) shall be performed prior to the Landlord’s Existing Premises Third Floor Work.  Tenant agrees to vacate the Existing Premises Work Area, including, without limitation, removing Tenant’s personal property, fixtures and equipment, promptly after the Substantial Completion of the Landlord’s Expansion Third Floor Work.  Tenant acknowledges and agrees that Landlord’s Existing Premises Third Floor Work will be performed by Landlord (or its contractor) in the Existing Premises Work Area while Tenant is in occupancy of the remainder of the Existing Premises and the same shall not be considered an eviction, actual or constructive, of Tenant from any portion of the Premises and shall not entitle Tenant to terminate the Lease or to an abatement of any Annual Fixed Rent or Additional Rent payable by Tenant.  Tenant agrees to cooperate with Landlord as necessary, including, without limitation, complying with Landlord’s reasonable construction and safety requirements so as to permit the Landlord’s Existing Premises Third Floor Work to be performed in the most expeditious manner possible.  Further, Tenant acknowledges and agrees that such construction within the Existing Premises may result in noise, dust, vibrations and other construction disturbances and Tenant agrees to perform the obligations of Tenant under the Lease with knowledge of the construction of the Landlord’s Existing

-  42  -

Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Premises Third Floor Work within the Existing Premises and the disruption and disturbances that may result therefrom.  Landlord shall perform the Landlord’s Existing Premises Third Floor Work in compliance with the construction rules and regulations applicable to the Building.  Landlord agrees to perform the elements of Landlord’s Existing Premises Third Floor Work which may cause material interference with Tenant’s business operations in the Existing Premises outside regular business hours, (i.e., such elements shall be performed, as elected by Landlord, either on weekends or on weekdays between the hours of 6:00 p.m. and 8:00 a.m.).

1.3       Quality and Performance of Work

All construction work required or permitted hereunder by or on behalf of Landlord or Tenant shall be done in a good and workmanlike manner and in compliance with Legal Requirements and all Insurance Requirements.  All of Tenant’s work shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations.  Each party may inspect the work of the other at reasonable times and shall promptly give notice of observed defects.  Each party authorizes the other to rely in connection with design and construction upon approval and other actions on the party’s behalf by the Construction Representatives designated for each party in Section 1.3 of Exhibit B, or any person hereafter designated in substitution or addition by notice to the party relying.  Except to the extent to which Tenant shall have given Landlord notice of respects in which Landlord has not performed Landlord’s construction obligations under this Work Agreement (if any) not later than the end of the eleventh (11th) full calendar month next beginning after Substantial Completion of the Landlord’s Existing Premises Third Floor Work, Tenant shall be deemed conclusively to have approved Landlord’s construction and shall have no claim that Landlord has failed to perform any of Landlord’s obligations under this Work Agreement (if any).  Landlord agrees to correct or repair at its expense items which are then incomplete or do not conform to the work contemplated under the Existing Premises Plans and as to which, in either case, Tenant shall have given notice to Landlord, as aforesaid.

1.4       Special Allowance

To the extent the Tenant Allowance (as defined in Exhibit B) is not fully expended by the Landlord’s Expansion Premises Third Floor Work, the remaining portion of the Tenant Allowance shall be used and applied by Landlord solely on account of the cost of Landlord’s Existing Premises Third Floor Work.  In no event shall Landlord’s obligations to pay or reimburse Tenant for any of the costs of Landlord’s Third Floor Work exceed the total Tenant Allowance.  Notwithstanding the foregoing, Landlord shall be under no obligation

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

to apply any portion of the Tenant Allowance for any purposes other than as provided in this Section 1.4 and in Section 1.4 of Exhibit B above.

1.5       Payment of Tenant Existing Premises Plan Excess Costs

To the extent, if any, that there are Tenant Existing Premises Plan Excess Costs, subject to Section 1.6 of Exhibit B above, Tenant shall pay Landlord, as Additional Rent, fifty percent (50%) of the Tenant Existing Premises Plan Excess Costs prior to the commencement of Landlord’s Existing Premises Third Floor Work, with the balance of the Tenant Existing Premises Plan Excess Costs due upon Substantial Completion of Landlord’s Existing Premises Third Floor Work.

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit C-1

Third Floor Existing Premises Space Plan

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TESARO™

1000 WINTER STREET
FLOOR 3
WALTHAM, MA

4.21.16
FIT PLAN #5
PROJECT # 2016.128

PROGRAM SUMMARY

STAFF REQUIREMENTS	
DESIGNATION	PRVD'D
WORKSTATION (6X8)	34
EXECUTIVE OFFICE	1
ASSOCIATE OFFICE	13
RECEPTIONIST	0
TOTAL STAFF	49

SUPPORT REQUIREMENTS	
SPACE USE	PRVD'D
LG. CONFERENCE	1
MD. CONFERENCE	1
SM. CONFERENCE	3
PHONE	2
HUDDLE	0
LOUNGE	2
PANTRY	1
COPY	2
STORAGE	2
SERVERY	0
LIBRARY	0

VISNICK & CAULFIELD
ARCHITECTURE & DESIGN

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit C-2

Tenant Plan and Work Drawing Requirements for Third Floor Existing Premises

1.         Floor plan indicating location of partitions and doors (details required of partition and door types).

2.         Location of standard electrical convenience outlets and telephone outlets.

3.         Location and details of special electrical outlets; (e.g. Xerox), including voltage, amperage, phase and NEMA configuration of outlets.

4.         Reflected ceiling plan showing layout of standard ceiling and lighting fixtures.  Partitions to be shown lightly with switches located indicating fixtures to be controlled.

5.         Locations and details of special ceiling conditions, lighting fixtures, speakers, etc.

6.         Location and heat load in BTU/Hr. of all special air conditioning and ventilating requirements and all necessary HVAC mechanical drawings.

7.         Location and details of special structural requirements, e.g., slab penetrations and areas with floor loadings exceeding a live load of 70 lbs./s.f.

8.         Locations and details of all plumbing fixtures; sinks, drinking fountains, etc.

9.         Location and specifications of floor coverings, e.g., vinyl tile, carpet, ceramic tile, etc.

10.       Finish schedule plan indicating wall covering, paint or paneling with paint colors referenced to standard color system.

11.       Details and specifications of special millwork, glass partitions, rolling doors and grilles, blackboards, shelves, etc.

12.       Hardware schedule indicating door number keyed to plan, size, hardware required including butts, latchsets or locksets, closures, stops, and any special items such as thresholds, soundproofing, etc.  Keying schedule is required.

13.       Verified dimensions of all built-in equipment (file cabinets, lockers, plan files, etc.).

14.       Location of any special soundproofing requirements.

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.       All drawings to be uniform size (30” X 42”) and shall incorporate the standard project electrical and plumbing symbols and be at a scale of 1/8” = 1’ or larger.

16.       Drawing submittal shall include the appropriate quantity required for Landlord to file for permit along with four half size sets and one full size set for Landlord’s review and use.

17.       Provide all other information necessary to obtain all permits and approvals for Landlord’s Existing Premises Third Floor Work.

18.       Upon completion of the Landlord’s Work, Tenant shall provide Landlord with two hard copies and one CAD file of all updated architectural and mechanical drawings to reflect all project sketches and changes.

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit D

First Offer Spaces

[***]

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit E

Broker Determination

BROKER DETERMINATION OF PREVAILING MARKET RENT

Where in the Third Amendment to which this Exhibit is attached provision is made for a Broker Determination of Prevailing Market Rent, the following procedures and requirements shall apply:

1.         Tenant’s Request.  Tenant shall send a notice to Landlord by the time set for such notice in the applicable section of the Lease, requesting a Broker Determination of the Prevailing Market Rent, which notice to be effective must (i) make explicit reference to the Third Amendment and to the specific section of the Third Amendment pursuant to which said request is being made, and (ii) include the name of a broker selected by Tenant to act for Tenant, which broker shall be affiliated with a major Boston commercial real estate brokerage firm selected by Tenant and which broker shall have at least ten (10) years’ experience dealing in properties of a nature and type generally similar to the Building located in the Waltham Market.

2.         Landlord’s Response.  Within twenty (20) days after Landlord’s receipt of Tenant’s notice requesting the Broker Determination and stating the name of the broker selected by Tenant, Landlord shall give written notice to Tenant of Landlord’s selection of a broker having at least the affiliation and experience referred to above.

3.         Selection of Third Broker.  Within ten (10) days thereafter the two (2) brokers so selected shall select a third such broker also having at least the affiliation and experience referred to above.

4.         Rental Value Determination.  Within thirty (30) days after the selection of the third broker, the three (3) brokers so selected, by majority opinion, shall make a determination of the annual fair market rental value of the Premises for the period referred to in the Lease.  Such annual fair market rental value determination (x) may include provision for annual increases in rent during said term if so determined, (y) shall take into account the as-is condition of the Premises and (z) shall take account all relevant factors.  The brokers shall advise Landlord and Tenant in writing by the expiration of said thirty (30) day period of the annual fair market rental value which as so determined shall be referred to as the Prevailing Market Rent.

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.         Resolution of Broker Deadlock.  If the Brokers are unable to agree at least by majority on a determination of annual fair market rental value, then the brokers shall send a notice to Landlord and Tenant by the end of the thirty (30) day period for making said determination setting forth their individual determinations of annual fair market rental value, and the highest such determination and the lowest such determination shall be disregarded and the remaining determination shall be deemed to be the determination of annual fair market rental value and shall be referred to as the Prevailing Market Rent.

6.         Costs.  Each party shall pay the costs and expenses of the broker selected by it and each shall pay one half (1/2) of the costs and expenses of the Third Broker.

7.         Failure to Select Broker or Failure of Broker to Serve.  If Tenant shall have requested a Broker Determination and Landlord shall not have designated a broker within the time period provided therefor above, then Tenant’s Broker shall alone make the determination of Prevailing Market Rent in writing to Landlord and Tenant within thirty (30) days after the expiration of Landlord’s right to designate a broker hereunder.  If Tenant and Landlord have both designated brokers but the two brokers so designated do not, within a period of ten (10) days after the appointment of the second broker, agree upon and designate the Third Broker willing so to act, the Tenant, the Landlord or either broker previously designated may request the Boston Bar Association (or such organization as may succeed to the Boston Bar Association) to designate the Third Broker willing so to act and a broker so appointed shall, for all purposes, have the same standing and powers as though he had been timely appointed by the brokers first appointed.  In case of the inability or refusal to serve of any person designated as a broker, or in case any broker for any reason ceases to be such, a broker to fill such vacancy shall be appointed by the Tenant, the Landlord, the brokers first appointed or the Boston Bar Association as the case may be, whichever made the original appointment, or if the person who made the original appointment fails to fill such vacancy, upon application of any broker who continues to act or by the Landlord or Tenant such vacancy may be filled by the Boston Bar Association and any broker so appointed to fill such vacancy shall have the same standing and powers as though originally appointed.

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit F

Location of Exterior Building Signage

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Tesaro Third Amendment (FINAL3)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.